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                                                                    EXHIBIT 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-47133) of Corning, Inc. of our report dated May 9, 2001 relating to the financial statements of the Corning Cable Systems Investment Plan, which appears in this Form 11-K for the year ended December 31, 2000.



/S/  PricewaterhouseCoopers LLP

Charlotte, North Carolina
June 27, 2001